SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒                              Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Instructure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online Go to www.investorvote.com/INST or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59pm, (Eastern Daylight Time), on March 23, 2019 Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Instructure, Inc. Shareholder Meeting to be Held on May 24, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/INST Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/INST. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 14, 2019 to facilitate timely delivery. 2NOT

www.investorvote.com/INST  Step 1: Go to www.investorvote.com/INST.  Step 2: Click on the icon on the right to view meeting materials.  Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.  Online  Go to www.investorvote.com/INST or scan the  QR code — login details are located in the  shaded bar below.  The Sample Company  Shareholder Meeting Notice 031MQC  + +  Important Notice Regarding the Availability of Proxy Materials for the  Instructure, Inc. Shareholder Meeting to be Held on May 24, 2019  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. The  proxy statement and annual report to shareholders are available at:  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request  one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side  on or before May 14, 2019 to facilitate timely delivery.  2 N O T  Easy Online Access — View your proxy materials and vote.  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Votes submitted electronically must be received  by 11:59pm, (Mountain Standard/Daylight Time),  on May 23, 2019  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.  Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  — Internet – Go to www.investorvote.com/INST.  — Phone – Call us free of charge at 1-866-641-4276.  — Email – Send an email to investorvote@computershare.com with “Proxy Materials Instructure, Inc.” in the subject line. Include your  full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the  meeting materials.  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 14, 2019.  Instructure, Inc.’s Annual Meeting of Stockholders will be held on May 24, 2019 at 10:00 a.m. local time at 6330 South 3000 East,  Suite 700, Salt Lake City, UT 84121.  Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.  The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3:  1. Election of Directors named in the proxy statement.  2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  3. Ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm  of the Company for the year ending December 31, 2019.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to  receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.  Shareholder Meeting Notice

Shareholder Meeting Notice Instructure, Inc.’s Annual Meeting of Stockholders will be held on May 24, 2019 at 10:00 a.m. local time at 6330 South 3000 East, Suite 700, Salt Lake City, UT 84121. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Election of Directors named in the proxy statement. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. 3. Ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/INST. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Instructure, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 14, 2019.